. EXHIBIT 99.2
To assist investors in assessing 3Q24 results, the following disclosures have been made available in this 8-K filing:
–Identified items of $0.00 per share assuming dilution, as noted on page 1 of the news release
–A reconciliation of cash flow from operations and asset sales excluding working capital on page 1 of this exhibit and on page 7 of the news release

3Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)
Earnings/(Loss), $M (unless noted)		3Q24	2Q24	1Q24	4Q23	3Q23
Upstream	United States	1,686	2,430	1,054	84	1,566
	Non-U.S.	4,472	4,644	4,606	4,065	4,559
	Total	6,158	7,074	5,660	4,149	6,125
Energy Products	United States	517	450	836	1,329	1,356
	Non-U.S.	792	496	540	1,878	1,086
	Total	1,309	946	1,376	3,207	2,442
Chemical Products	United States	367	526	504	478	338
	Non-U.S.	526	253	281	(289)	(89)
	Total	893	779	785	189	249
Specialty Products	United States	375	447	404	386	326
	Non-U.S.	419	304	357	264	293
	Total	794	751	761	650	619
Corporate and Financing		(544)	(310)	(362)	(565)	(365)
Net income attributable to ExxonMobil (U.S. GAAP)		8,610	9,240	8,220	7,630	9,070
Earnings/(Loss) per common share (U.S. GAAP)		1.92	2.14	2.06	1.91	2.25
Earnings/(Loss) per common share - assuming dilution (U.S. GAAP)		1.92	2.14	2.06	1.91	2.25

Effective Income Tax Rate, %		35%	34%	36%	30%	34%

Capital and Exploration Expenditures, $M		3Q24	2Q24	1Q24	4Q23	3Q23
Upstream	United States	3,017	2,773	2,269	2,258	2,241
	Non-U.S.	2,731	2,974	2,313	3,512	2,560
	Total	5,748	5,747	4,582	5,770	4,801
Energy Products	United States	211	185	179	227	261
	Non-U.S.	370	367	348	485	386
	Total	581	552	527	712	647
Chemical Products	United States	192	157	152	211	103
	Non-U.S.	333	345	281	641	268
	Total	525	502	433	852	371
Specialty Products	United States	27	21	8	22	16
	Non-U.S.	66	73	68	127	95
	Total	93	94	76	149	111
Other		212	144	221	274	92
Total Capital and Exploration Expenditures		7,159	7,039	5,839	7,757	6,022
Exploration expenses, including dry holes		339	153	148	139	338

Cash Capital Expenditures, $M		3Q24	2Q24	1Q24	4Q23	3Q23
Additions to property, plant and equipment		6,160	6,235	5,074	6,228	4,920
Net investments and advances		207	314	206	506	276
Total Cash Capital Expenditures		6,367	6,549	5,280	6,734	5,196

Total Cash and Cash Equivalents, $G		27.0	26.5	33.3	31.6	33.0

Total Debt, $G		42.6	43.2	40.4	41.6	41.3

Cash Flow from Operations and Asset Sales excluding working capital (non-GAAP), $M		3Q24	2Q24	1Q24	4Q23	3Q23
Net cash provided by operating activities (GAAP)		17,569	10,560	14,664	13,682	15,963
Proceeds associated with asset sales		127	926	703	1,020	917
Cash flow from operations and asset sales (non-GAAP)		17,696	11,486	15,367	14,702	16,880
Changes in operational working capital		(2,334)	4,616	(2,008)	2,191	(1,821)
Cash flow from operations and asset sales excluding working capital (non-GAAP)		15,362	16,102	13,359	16,893	15,059

Common Shares Outstanding, millions		3Q24	2Q24	1Q24	4Q23	3Q23
At quarter end		4,395	4,443	3,943	3,971	3,963
Weighted-average - assuming dilution¹		4,462	4,317	3,998	4,010	4,025
¹ Includes restricted shares not vested as well as 545 million shares issued for the Pioneer merger on May 3, 2024.

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3Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)
Upstream Volumes	3Q24	2Q24	1Q24	4Q23	3Q23
Liquids production (kbd) ¹
United States	1,444	1,261	816	851	756
Canada/Other Americas	772	760	772	709	655
Europe	4	4	4	3	4
Africa	199	215	224	231	229
Asia	734	714	711	722	713
Australia/Oceania	34	30	30	34	40
Worldwide liquids production	3,187	2,984	2,557	2,550	2,397
¹ Net production of crude oil, natural gas liquids, bitumen and synthetic oil, kbd.

Natural gas production available for sale (mcfd)
United States	3,140	2,900	2,241	2,262	2,271
Canada/Other Americas	103	114	94	98	94
Europe	350	331	377	367	368
Africa	140	167	150	149	129
Asia	3,347	3,486	3,274	3,486	3,528
Australia/Oceania	1,289	1,245	1,226	1,283	1,358
Worldwide natural gas production available for sale	8,369	8,243	7,362	7,645	7,748

Oil-equivalent production, koebd ²	4,582	4,358	3,784	3,824	3,688
² Natural gas is converted to an oil-equivalent basis at six million cubic feet per one thousand barrels.

Manufacturing Throughput and Sales	3Q24	2Q24	1Q24	4Q23	3Q23
Refinery throughput, kbd
United States	1,855	1,746	1,900	1,933	1,868
Canada	389	387	407	407	415
Europe	1,135	987	954	1,014	1,251
Asia Pacific	449	446	402	450	517
Other	157	174	180	82	164
Worldwide refinery throughput	3,985	3,740	3,843	3,886	4,215

Energy Products sales, kbd
United States	2,822	2,639	2,576	2,704	2,626
Non-U.S.	2,758	2,681	2,656	2,653	2,925
Worldwide Energy Products sales	5,580	5,320	5,232	5,357	5,551

Gasolines, naphthas	2,281	2,243	2,178	2,255	2,316
Heating oils, kerosene, diesel	1,796	1,718	1,742	1,735	1,834
Aviation fuels	366	344	339	328	358
Heavy fuels	199	181	214	185	229
Other energy products	938	834	759	854	814
Worldwide Energy Products sales	5,580	5,320	5,232	5,357	5,551

Chemical Products sales, kt
United States	1,707	1,802	1,847	1,743	1,750
Non-U.S.	3,123	3,071	3,207	3,033	3,358
Worldwide Chemical Products sales	4,830	4,873	5,054	4,776	5,108

Specialty Products sales, kt
United States	488	506	495	473	498
Non-U.S.	1,471	1,428	1,464	1,367	1,414
Worldwide Specialty Products sales	1,959	1,933	1,959	1,839	1,912

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3Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)
Earnings Factor Analysis, $M	3Q24 vs 2Q24	2024 vs. 2023 (YTD)
Upstream
Prior Period	7,074	17,159
Price	(660)	(10)
Advantaged Volume Growth (Advantaged assets)	(90)	2,750
Base Volume	160	(440)
Structural Cost Savings	160	550
Expenses	(320)	(1,000)
Identified Items	—	180
Other	(120)	(530)
Timing Effects	(50)	230
Current Period	6,158	18,892
Energy Products
Prior Period	946	8,935
Margin	(480)	(5,150)
Advantaged Volume Growth (Strategic projects)	10	140
Base Volume	250	(990)
Structural Cost Savings	20	440
Expenses	200	(630)
Identified Items	—	50
Other	(90)	70
Timing Effects	450	770
Current Period	1,309	3,631
Chemical Products
Prior Period	779	1,448
Margin	100	930
Advantaged Volume Growth (High-value products)	40	330
Base Volume	(80)	(120)
Structural Cost Savings	10	100
Expenses	20	(230)
Other	20	—
Current Period	893	2,457
Specialty Products
Prior Period	751	2,064
Margin	110	350
Advantaged Volume Growth (High-value products)	(10)	50
Base Volume	—	40
Structural Cost Savings	—	80
Expenses	20	(150)
Other	(80)	(130)
Current Period	794	2,306

Upstream Volume Factor Analysis, koebd	3Q24 vs 2Q24	2024 vs. 2023 (YTD)
Prior Period	4,358	3,709
Entitlements - Price / Spend / Other	(28)	(20)
Government Mandates	—	8
Divestments	(27)	(57)
Growth / Other	279	603
Current Period	4,582	4,243

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3Q24 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 OF 4)
Average Realization Data	3Q24	2Q24	1Q24	4Q23	3Q23
United States
ExxonMobil
Crude ($/b)	72.94	79.00	74.96	76.64	80.45
Natural Gas ($/kcf)	1.16	1.04	2.22	2.55	2.30

Benchmarks
WTI ($/b)	75.19	80.73	77.06	78.37	82.50
ANS-WC ($/b)	78.86	86.31	81.37	84.02	87.90
Henry Hub ($/mbtu)	2.15	1.89	2.25	2.88	2.54

Non-U.S.
ExxonMobil
Crude ($/b)	73.07	77.60	72.00	74.23	77.48
Natural Gas ($/kcf)	10.13	9.73	11.37	12.58	10.50
European NG ($/kcf)	12.76	11.30	14.04	17.34	13.71

Benchmarks
Brent ($/b)	80.18	84.94	83.24	84.05	86.76

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the third quarter of 2024. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

Sources and Uses of Funds, $M	3Q24	YTD 2024
Beginning Cash	26,488	31,568
Earnings	8,610	26,070
Depreciation	6,258	16,857
Working Capital / Other	2,701	(134)
Proceeds Associated with Asset Sales	127	1,756
Cash Capital Expenditures ¹	(6,367)	(18,196)
Shareholder Distributions	(9,752)	(26,100)
Debt / Other Financing	(1,093)	(5,603)
Cash acquired from mergers and acquisitions	—	754
Ending Cash	26,972	26,972
¹ 3Q24 Cash Capital Expenditures includes PP&E adds of $(6.2)B and net investments and advances of $(0.2)B.
 YTD 2024 Cash Capital Expenditures includes PP&E adds of $(17.5)B and net investments and advances of $(0.7)B.

Throughout this press release, both Exhibit 99.1 as well as Exhibit 99.2, due to rounding, numbers presented may not add up precisely to the totals indicated.